Debt	12 Months Ended
Dec. 31, 2025
Debt [Abstract]
Debt

Note 6 — Debt

The following table sets forth a summary of the debt instruments and their changes during the years ended December 31, 2025 and 2024 (in thousands):

	Junior Convertible Notes	Loans Payable	Tasly Convertible Note - Related Party	Convertible Promissory Note - Related Party	Senior Notes	Promissory Notes	PPP Loan	D&O Insurance Financing
Balance at January 1, 2025	$18,419	$—	$2,234	$—	$25,268	$910	$1,376	$—
Issuance of debt	—	11,000	—	—	1,350	100	—	657
Debt repayments	—	(1,920)	—	(50)	(555)		—	(360)
Change in fair value	—	3,294	56	(242)	—	—	—	—
Conversion of debt to equity	(19,612)	(4,497)	—	—	(27,279)	—	—	—
Debt assumed in connection with reverse recapitalization	—	—	—	2,162	—	—	—	—
Accrued stated interest	1,193	—	—	—	1,258	39	14	—
Balance at December 31, 2025	$—	$7,877	$2,290	$1,870	$42	$1,049	$1,390	$297

Less: Current portion	$—	$—	$2,290	$1,870	$42	$1,049	$1,390	$297
Long term debt	$—	$7,877	$—	$—	$—	$—	$—	$—

Accounting basis	Effective interest method	Fair value option	Fair value option	Fair value option	Effective interest method	Simple interest method	Compounding Interest	Simple interest method
Interest rate	12%	10%	24%	—	0%-12%	0%-12%	1%	7%
Conversion price(s) per share	$525.00	various	$37.50	—	$37.50, $166.50, and $300.00	—	—	—
Maturity	7/11/2025	1/11/2027	3/31/2024	7/11/2025	7/11/2025	various	5/25/2026	4/11/2026
	Junior Convertible Notes	Tasly Convertible Note - Related Party	Senior Notes	Promissory Notes	PPP Loan
Balance at January 1, 2024	$16,316	$1,714	$20,155	$849	$1,362
Issuance of debt	—	16	3,210	—	—
Debt repayments	—	—	(150)	—	—
Change in fair value	—	311	—	—	—
Stated interest	2,057	193	2,053	61	14
Amortization of debt discount and issuance costs	46	—	—	—	—
Balance at December 31, 2024	$18,419	$2,234	$25,268	$910	$1,376

Less: Current portion	18,419	2,234	25,268	910	1,376
Long term debt	$—	$—	$—	$—	$—

Convertible Notes

Junior Convertible Notes

The annual effective interest rate of Junior Convertible Notes was estimated from 12.54% to 53.28% per year for the years ended December 31, 2025 and 2024. The interest expense for the years ended December 31, 2025 and 2024 was $1.2 million and $2.1 million, which includes the amortization of debt discount and issuance costs of $0 and $0.1 million, respectively.

Upon Closing, the junior convertible notes were converted into Company common stock based on the principal and accrued interest as of July 11, 2025 (the Closing Date). Convertible Notes with an outstanding balance of $19.6 million in principal and accrued interest converted into 37,356 shares of Company common stock at $525.00/share, as adjusted for the Reverse Stock Split.

As of December 31, 2025 and 2024, the outstanding balance of junior convertible notes includes related party convertible notes of $0 and $13.3 million, respectively.

Tasly Convertible Note - Related Party Note

In June 2023, the Company entered into a short-term loan agreement with a related party under which it may borrow up to $1.6 million, of which $1.0 million was borrowed on June 26, 2023, $0.3 million was borrowed on July 20, 2023, $0.3 million was borrowed on August 15, 2023 and the final $0.02 million was borrowed in February 2024.

The loans bear interest at a rate of 12% per annum and originally matured on December 31, 2023. The original maturity date was extended to March 31, 2024, subject to the parties’ decision to extend thereafter. Upon occurrence of certain events of default by the Company, including failure to repay in full the amounts owed at maturity, the lender will have an option to convert the entire outstanding balance and accrued but unpaid interest under the convertible note into senior unsecured promissory notes on substantially the same terms as the outstanding Senior Notes. In the event the Company fails to complete the formation of the APAC Joint Venture or fail to repay the amounts under the Tasly Convertible Note when they become due, the lender will have an option to convert the entire outstanding balance and accrued but unpaid interest under the Tasly Convertible Note into either (i) senior unsecured promissory notes on substantially the same terms as the outstanding Senior Notes as of December 31, 2025, or (ii) the Company’s Common Stock at a conversion price of $144.00 per share, as adjusted for the Reverse Stock Split.

The Company elected to apply the fair value option to account for the Tasly Convertible Note. Accordingly, no features of the Tasly Convertible Note are bifurcated and separately accounted for. The fair value of the Tasly Convertible Note was $2.3 million as of December 31, 2025, compared to $2.2 million as of December 31, 2024. There was accrued interest of $0.7 million and $0.3 million as of December 31, 2025 and 2024, respectively, on the Tasly Convertible Note.

On December 31, 2025, the remaining time to complete the formation of the APAC Joint Venture was 0 months as the APAC Joint Venture can effectively close now that the Closing has occurred. The intrinsic conversion value as of December 31, 2025 is $0, and the note is in default as the maturity date has passed. The fair value of the Tasly Convertible Note is the face amount of the debt plus accrued interest which is recorded as a liability above the face amount of the debt and is recorded as a current liability on the consolidated balance sheets.

Senior Notes

Senior Notes were first issued in April 2021 and continued through the Closing. Senior Notes bear interest at 12% per annum unless otherwise specified.

On November 3, 2022, all Senior Notes as of this date were amended as follows: 1) all unpaid interest and principal shall be due and payable on the date which is five business days after the termination of the Merger prior to the occurrence of the Merger closing, 2) automatic conversion to SPAC shares of at then outstanding all notes and accrued interest upon the Merger at $300.00 per share, 3) upon consummation of the Merger, all noteholders will have a right to receive additional shares upon achievement by the combined company of certain share price and sales milestones (the earnout shares). Senior Notes issued subsequent to the November 2022 amendment through September 2024 were issued on substantially the same terms as the amended Senior Notes.

In 2024 and 2025, the following Senior Notes were issued:

January-March 2024 Senior Notes — During the months January through March 2024, the Company issued additional Senior Notes to investors with the principal amount of $0.7 million on substantially the same terms as the Senior Notes issued in 2022 (as amended in November 2022).

April-June 2024 Senior Notes — During the months April through June 2024, the Company issued additional Senior Notes to investors with the principal amount of $0.4 million on substantially the same terms as the Senior Notes issued in 2022 (as amended in November 2022). Additionally, the Company repaid $0.1 million of principal on Senior Notes with investors during the respective period.

July-September 2024 Senior Notes — During the months July through September 2024, the Company issued additional Senior Notes to investors with the principal amount of $0.7 million on substantially the same terms as the Senior Notes issued in 2022 (as amended in November 2022). Additionally, during the months of July through September 2024, the Company issued a Senior Secured Convertible Note with the principal amount of $0.3 million. This note was issued at the same 12% interest terms as all of their other Senior Convertible Notes, and has an 18-month maturity. The Company repaid $0.04 million of principal on Senior Notes with investors during the respective period. The remaining Notes converted into shares of Common Stock upon the Closing.

October-December 2024 Senior Notes — During the months October through December 2024, the Company issued two Senior Secured Convertible Notes with a total principal amount of $1.1 million. These notes were issued at the same 12% interest terms as all of their other Senior Convertible Notes, and have an 18-month maturity. The Notes converted into shares of Common Stock upon the Closing

January-March 2025 Senior Notes — During the months January through March 2025, the Company issued additional Senior Secured Convertible Notes to investors with the principal amount of $0.8 million on substantially the same terms as the Senior Notes issued in 2022 (as amended in November 2022). These notes were issued at the same 12% interest terms as all of their other Senior Secured Convertible Notes, and will convert into shares of the Company’s common stock at $37.50 per share.

April-June 2025 Senior Notes — During the months April through June 2025, the Company issued additional Senior Secured Convertible Notes to investors with the principal amount of $0.4 million issued on substantially the same terms as the Senior Notes issued in 2022 (as amended in November 2022). These notes were issued at the same 12% interest terms as all of their other Senior Secured Convertible Notes, and will convert into shares of the Company’s common stock at $37.50 per share.

Upon Closing, the following convertible notes were converted into the Company’s common stock based on the principal and accrued interest as of July 11, 2025. Senior Convertible Notes with an outstanding balance of $21.7 million in principal and accrued interest converted into 68,585 shares of Common Stock at $300.00/share, Senior Convertible Bridge Notes of $3.1 million in principal and accrued interest were repaid in cash in the amount of $0.2 million with the remaining $2.9 million converted into 17,261 shares of Common Stock at $ 166.50/share, Senior Secured Convertible Notes of $2.8 million in principal and accrued interest converted into 73,896 shares of Common Stock at $37.50/share. Of the 73,896 shares of Common Stock issued to Senior Secured Note holders, 9,469 shares were contributed by the Sponsor. As such, most of these notes were converted into Common Stock upon the Closing.

As of December 31, 2025, the outstanding balance of Senior Notes is less than $0.1 million, all of which is with unrelated parties. The Company is currently in default; accordingly, the Company classified the entire outstanding amount as a current liability on the consolidated balance sheets. As of December 31, 2024, the outstanding balance of senior notes totaled $25.3 million, of which $9.5 million is outstanding with related parties and $15.8 million is outstanding with unrelated parties.

The annual effective interest rate of Senior Notes was estimated from 0% to 12.15% and 0% to 12.15% per year for the years ended December 31, 2025 and 2024, respectively. The interest expense was  $1.3 million and $2.1 million for the years ended December 31, 2025 and 2024.

Loans Payable

On February 11, 2025, NorthView executed the PIPE Subscription Agreement with the PIPE Investors. Pursuant to the PIPE Subscription Agreement, the PIPE Investors are expected, subject to the conditions relating to such purchase set forth in the PIPE Subscription Agreement, to purchase from NorthView senior secured convertible notes in an aggregate principal amount of up to $22.2 million for an aggregate purchase price of up to $20.0 million, reflecting a 10% OID.

At the Closing and pursuant to the PIPE Subscription Agreement, the Company issued the Initial Note in the principal amount of $10.0 million for a purchase price of $9.0 million, reflecting a 10% OID. The Initial Note matures on January 11, 2027, which is 18-months from Closing on July 11, 2025 (the “Maturity Date”) and is convertible at any time at the PIPE Investor’s option at a conversion price equal to the lower of $750.00 per share or 95% of the lowest daily VWAP of the Company’s common stock in the 10 trading days prior to the original issue date of the Initial Note and shall be adjusted, without limitation, based on down-round and most-favored nation (“MFN”) price and terms protections (the “Conversion Price”). The Company elected to account for the issued Ascent PIPE Notes at fair value, and the fair value is recorded in loans payable at fair value on the consolidated balance sheets.

The Initial Note bears interest at 10% per annum on the outstanding unconverted principal balance. A minimum interest amount equal to 10% of the original principal is fully earned at issuance, reduced by interest subsequently accrued. Cash payments are subject to a 5% fee. Upon an event of default, the interest rate increases to 24% per annum and a 10% late fee applies to overdue amounts. The Initial Note may be prepaid upon 10 business days’ prior notice (absent an event of default), subject to Ascent’s conversion rights, and requires mandatory prepayment upon Subsequent Offerings, as defined by the PIPE Subscription Agreement.

Conversion is subject to a beneficial ownership cap, initially set at 4.99% of outstanding common stock. Ascent may adjust this cap with 61 days’ prior notice, provided it does not exceed 9.99%. On August 1, 2025, the cap was increased to 9.99% and the advance notice requirement was waived by the Company.

The PIPE Subscription Agreement and issued Ascent PIPE Notes were amended on three occasions to modify key financial terms:

Amendment No. 1, effective August 25, 2025: Restructured the financing into four tranches totaling up to $22.2 million in aggregate principal, comprised of $10.0 million, $2.2 million, $5.6 million, and $4.4 million, respectively, each subject to customary conditions including registration effectiveness and Nasdaq listing compliance. The conversion price was revised to the lower of the then-current conversion price or 95% of the lowest daily VWAP over the 10 trading days preceding each conversion date, subject to a floor price of $7.50 per share.

Amendment No. 2, effective December 22, 2025: Reduced the floor price to $0.111 per share, applicable to up to 182,000 shares of common stock, during a modification period ending upon the effectiveness of the Reverse Stock Split on February 9, 2026, reverting to $0.14 per share thereafter.

Amendment No. 3, effective December 29, 2025: Obligated Ascent to fund a third tranche of up to $5.6 million (or $3.3 million if a Nasdaq listing deficiency exists) upon the Company’s request, contingent on full repayment or conversion of the first two outstanding tranches and other conditions. Additionally, mandatory prepayment due to a Subsequent Offering that is an equity line of credit was established at 33.3% of net proceeds under the Company’s Form S-1 registration statement (File No. 333-290805), or 50.0% of net proceeds under any Form S-1 filed after this third amendment. As of December 31, 2025 and through date of filing, the third tranche was not met as a result of the Company’s Nasdaq listing deficiency and tranches one and two of the loans payable have not yet been repaid or converted.

During the year ended December 31, 2025, the Company repaid $1.9 million of principal and $0.3 million in interest on the Ascent PIPE Notes and Ascent converted an aggregate of $4.0 million of principal and accrued interest balance into 266,055 shares of the Company’s common stock. The shares of common stock issued had a fair value of $4.5 million at conversion.

As of December 31, 2025, the loans payable was fair valued at $7.9 million which has been classified as long-term in the consolidated balance sheets. As of December 31, 2025, the Company had accrued interest of $0.7 million on the loans payable.

Promissory Notes

In a series of transactions during 2010 and 2011, two of the Company’s founders provided $0.2 million to the Company to fund general corporate purposes in exchange for promissory notes. The outstanding promissory notes accrue interest at 5% and 12% per annum, most of which do not have a set maturity date. For any promissory notes that had an initial maturity date which has passed, the Company has verbally agreed to pay off these loans subsequent to the consummation of the Business Combination. As of December 31, 2025, the Company is in default; accordingly, the Company classified the entire outstanding amount as a current liability on the consolidated balance sheets.

During the year ended December 31, 2023, two related parties provided the Company with short-term promissory notes in an aggregate principal amount of $0.4 million, bearing interest at a rate of 12% per annum. The notes were payable on demand at any time on or after December 31, 2023. As of December 31, 2024, these notes were classified as related party transactions and were not yet due by the noteholders. These noteholders ceased to be related parties of the Company following the consummation of the merger. During the year ended December 31, 2025, the noteholders requested for repayment and as of December 31, 2025, the Company is in default.

During the year ended December 31, 2025, a promissory note of $0.1 million for 0% interest was issued to an unrelated party of the Company and matured on the Closing Date. The Company did not make any repayments on the outstanding balance of the promissory notes during the year ended December 31, 2025 and is currently in default.

Interest expense on the Company’s promissory notes was less than $0.1 million for each of the years ended December 31, 2025 and 2024. The carrying value of the promissory notes as of December 31, 2025 and 2024 was $1.0 million and $0.9 million, respectively. As of December 31, 2025 and 2024, outstanding balance of promissory notes due to related parties was $0.4 million and $0.9 million respectively, and are classified as current liabilities on the consolidated balance sheets.

Paycheck Protection Program

On May 25, 2021, the Company borrowed $1.3 million under the Paycheck Protection Program (the “PPP Loan 2”). The Paycheck Protection Program, established as part of the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act, provides for loans to qualifying businesses and is administered by the U.S. Small Business Administration (the “SBA”). The annual interest rate on PPP Loan 2 is 1%.

Under the terms of PPP Loan 2, if the Company does not submit forgiveness application within 24 weeks the initial disbursement of the loan (the “Covered Period”), the Company must begin to make equal monthly payments of principal and interest starting 10 months from the end of the Covered Period until May 25, 2026. Interest on the loan continues to accumulate during any deferment period.

As of December 31, 2025 and 2024, the Company was in default on PPP Loan 2 due to the non-payment of minimal repayment amounts required by the terms of PPP Loan 2. Accordingly, the Company classified the entire amount outstanding under the PPP Loan 2 as current and accrued respective late penalties for the total amount of less than $0.1 million as of December 31, 2025 and 2024, respectively. The total past due amount of PPP Loan 2 repayments as of December 31, 2025 and 2024 was $1.4 million and $0.8 million, respectively.

The Company applied for forgiveness of PPP Loan 2 in December 2025 and was notified in February 2026 that the loan had been forgiven.

D&O Insurance Financing

On July 11, 2025, the Company financed the purchase of the Company’s Directors and Officers (“D&O”) insurance premium, resulting in a financing obligation at inception of $0.7 million. During the year ended December 31, 2025, the Company made aggregate payments of $0.4 million against the obligation and recognized approximately $0.4 million of insurance expense and an immaterial amount of interest expense. As of December 31, 2025, the remaining financing obligation was $0.3 million.

Convertible Promissory Note – Related Party at Fair Value

The Company now holds the convertible working capital promissory note which was previously held by Northview Acquisition Corporation with the Sponsor for up to $2.5 million. The related party convertible promissory note is non-interest bearing and became convertible on the Closing Date, July 11, 2025. The Sponsor may elect to convert all or any portion of the unpaid principal balance of this Note into warrants, at a price of $75.00 per warrant. The note also allows for the conversion of the outstanding principal balance to be repaid in shares of the Company’s common stock at a price of $166.50 per share at the election of the Sponsor, as adjusted for the Reverse Stock Split. As of December 31, 2025, the Company was in default in the repayment of the loan with principal outstanding of $1.9 million classified as a current liability on the consolidated balance sheets.

Minimum Future Payments for the Company’s Outstanding Borrowings

As of December 31, 2025, the contractual future minimum payments for the Company’s outstanding borrowing arrangements were as follows (in thousands):

	2026	2027	Total
Tasly convertible note - related party	$2,290	$—	$2,290
Convertible promissory note - related party	1,870	—	1,870
Loans payable	—	7,877	7,877
Senior notes	42	—	42
Promissory notes	1,049	—	1,049
PPP loan	1,390	—	1,390
Total contractual obligations	$6,641	$7,877	$14,518